UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2016

WATERMARK GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55251	42-1768077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Dey Street, Suite 1503 New York, NY 10007
(Address of principal executive offices) (Zip Code)

(212) 330-8151
(Registrant’s telephone number, including area code)

3811 13th Avenue, Brooklyn, NY 11218
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events

Item 8.01 Other Events

On September 9, 2016, the Director of the Company approved termination with Manhattan Transfer Registrar Company (“Manhattan Transfer”), the transfer agent for our common stock. On September 9, 2016, we sent a termination notice (the “Termination Notice”) to Manhattan Transfer. The Termination Notice was effective immediately Manhattan Transfer receives Termination Notice and payment of all outstanding fees.

All fees were paid on September 12, 2016.

On the effectiveness of the Termination Notice, the Transfer Agent Letter was terminated and was no longer of any force and effect.

On September 9, 2016, the Director of the Company approved engagement with Issuer Direct Corporation (“Issuer Direct”) as new transfer agent for our common stock, effectively immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERMARK GROUP, INC.

Date:   September 16, 2016

By: /s/ Ted Murphy

Name: Ted Murphy

Title: President and Chief Executive Officer

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